MORGAN STANLEY DEAN WITTER INFORMATION FUND    Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS September 30, 1998

DEAR SHAREHOLDER:

The six-month period ended September 30, 1998, was characterized by record levels of volatility in U.S. and global financial markets. Throughout the period, investors were concerned over global currency devaluations and economic crisis that began in Asia and then spread to Russia and Latin America. Investors wondered if the United States itself would be drawn into a recession and market participants began to anticipate an easing of monetary policy, which was soon delivered by the Federal Reserve Board. The Fed's moves to lower rates are encouraging for U.S. and global markets and should help the United States to keep recession at bay during the coming year.

PERFORMANCE

During the six months ended September 30, 1998, Morgan Stanley Dean Witter Information Fund Class A shares returned -5.09 percent, Class B returned -5.42 percent, Class C returned -5.42 percent and Class D returned -4.94 percent. The performance of the Fund's four share classes varies because each class has different expenses. During the same period, the Standard & Poor's 500 Stock Index (S&P 500) returned -6.96 percent and the Lipper Science and Technology Funds Index returned -7.96 percent. The Fund's outperformance relative to the broad market and to its Lipper peer group can be attributed to its exposure to sectors such as Internet-related stocks, radio broadcasters and large-cap technology stocks.

PORTFOLIO

Morgan Stanley Dean Witter Information Fund continues to invest in all aspects of the communications and information industries, choosing companies with solid demand for products and services, proven management, proprietary technology or barriers limiting competitor entry into their markets, and strategic relationships or alliances.

As of September 30, 1998, the Fund's net assets were approximately $256 million. At period end, the Fund held 48 percent of its assets in

MORGAN STANLEY DEAN WITTER INFORMATION FUND information technology (semiconductors, equipment and software), 31 percent in information services (World Wide Web firms, consulting, wireline/wireless telephone companies and business services) and 17 percent in information distribution and content (media, broadcasters and cable), with cash equivalents making up the remaining 4 percent. Foreign stocks and American Depository Receipts (ADRs) represented 9 percent of net assets. On-line and Web-related stocks, which are spread among the above categories, totaled nearly 15 percent of the portfolio. Significant holdings included America Online (AOL), Microsoft, Cisco, Worldcom, BMC Software and TCI Group. We continue to favor
U.S.-based media and services firms (especially Web-based) over technology and within technology, high value-added firms (such as software) over commodity vendors (such as many semiconductors and PC-related companies).

GOING FORWARD

The fundamentals underpinning Morgan Stanley Dean Witter Information Fund remain robust. Corporations continue to spend heavily on equipment and information systems as they prepare for new and increased competition. This has long been the case in the United States and the same pattern seems to be intensifying in Europe as deregulation accelerates there. Demand for technology in Asia has slowed with their economic crisis but, unlike many other U.S. sectors, technology has not seen drastic increases in competition from low-cost Asian exports.

We believe that the stocks in which the Fund invests should perform well over the long term as technology grows increasingly important as a component of worldwide spending and the World Wide Web captures a growing portion of consumers' imaginations and time. Evidence of this ranges from AOL's total immersion community to Yahoo's compendium of useful and/or fun information to eBay's Web-based garage sale to Broadcast.com's Web-based radio stations. We plan to participate in these opportunities through investments in companies with solid business plans.

We appreciate your support and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER INFORMATION FUND

PORTFOLIO OF INVESTMENTS September 30, 1998 (unaudited)

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            COMMON STOCKS (93.0%)
            Advertising (3.6%)
 150,000    Lamar Advertising Co.*.......  $  4,143,750
 180,000    Outdoor Systems, Inc.*.......     3,510,000
  50,000    TMP Worldwide, Inc.*.........     1,637,500
                                           ------------
                                              9,291,250
                                           ------------
            Broadcasting (6.6%)
  90,000    Clear Channel Communications,
             Inc.*.......................     4,275,000
  85,200    Cox Radio, Inc. (Class A)*...     2,992,650
  30,000    Cumulus Media Inc. (Class
             A)*.........................       243,750
 130,000    Jacor Communications,
             Inc.*.......................     6,573,125
  65,000    Univision Communications,
             Inc. (Class A)*.............     1,933,750
  50,000    USA Networks, Inc.*..........       968,750
                                           ------------
                                             16,987,025
                                           ------------
            Cable Television (6.8%)
 140,000    Cablevision Systems Corp.
             (Class A)*..................     6,046,250
 160,000    Tele-Communications, Inc.
             (Class A)*..................     6,260,000
 140,000    Tele-Communications Liberty
             Media Group (Class A)*......     5,127,500
                                           ------------
                                             17,433,750
                                           ------------
            Cellular Telephone (0.9%)
  80,000    Nextel Communications, Inc.
             (Class A)*..................     1,615,000
  50,000    Powertel, Inc.*..............       678,125
                                           ------------
                                              2,293,125
                                           ------------
            Computer Software (13.8%)
  81,000    Aspect Development, Inc.*....     3,184,313
 110,000    BMC Software, Inc.*..........     6,599,999
 100,000    CBT Group PLC (ADR)
             (Ireland)*..................     1,350,000
  70,000    Citrix Systems, Inc.*........     4,970,000
  90,000    Computer Associates
             International, Inc. ........     3,330,000
  48,800    Entrust Technologies Inc.*...       719,800
  50,000    FlexiInternational Software,
             Inc.*.......................       157,813
  55,000    Intuit, Inc.*................     2,557,500
  70,000    Micromuse, Inc.*.............     1,242,500
  80,000    Microsoft Corp.*.............     8,804,999
  30,000    Peerless Systems Corp.*......       109,688
  40,000    PeopleSoft, Inc.*............     1,305,000
  70,000    Remedy Corp.*................       616,875
  80,000    Softworks, Inc.*.............       400,000
                                           ------------
                                             35,348,487
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Computer Software & Services (3.7%)
  75,000    BroadVision, Inc.*...........  $    782,813
  80,000    Lycos, Inc.*.................     2,700,000
 150,000    Sterling Commerce, Inc.*.....     5,193,750
 100,000    Viasoft, Inc.*...............       743,750
                                           ------------
                                              9,420,313
                                           ------------
            Computer/Video Chains (4.0%)
  80,000    Dell Computer Corp.*.........     5,260,000
  90,000    Tandy Corp. .................     4,815,000
                                           ------------
                                             10,075,000
                                           ------------
            Computers - Equipment (0.1%)
  15,000    Splash Technology Holdings,
             Inc.*.......................       212,813
                                           ------------

            Computers Communications (5.1%)
 120,000    Apple Computer, Inc.*........     4,575,000
 130,000    Cisco Systems, Inc.*.........     8,035,625
  60,000    Pairgain Technologies,
             Inc.*.......................       483,750
                                           ------------
                                             13,094,375
                                           ------------
            Computers - Services (1.7%)
  80,000    Computer Sciences Corp.*.....     4,360,000
                                           ------------

            Diversified Commercial Services (0.4%)
  50,000    Cambridge Technology
             Partners, Inc.*.............     1,112,500
                                           ------------

            E.D.P. Peripherals (1.2%)
  20,000    EMC Corp.*...................     1,143,750
  80,000    Storage Technology Corp.*....     2,035,000
                                           ------------
                                              3,178,750
                                           ------------
            E.D.P. Services (3.8%)
 120,000    4Front Technologies, Inc.*...     1,020,000
  40,000    ISS Group, Inc.*.............     1,255,000
 177,000    Keane, Inc.*.................     6,217,125
  30,000    The BISYS Group, Inc.*.......     1,306,875
                                           ------------
                                              9,799,000
                                           ------------
            Electrical & Electronics (0.7%)
 100,000    Teradyne, Inc.*..............     1,825,000
                                           ------------

            Electrical Products (0.7%)
  40,000    Micrel, Inc.*................     1,060,000
  25,000    Oak Industries, Inc.*........       675,000
                                           ------------
                                              1,735,000
                                           ------------
            Electronic Components (0.6%)
 144,500    Anaren Microwave, Inc.*......     1,652,719
                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

PORTFOLIO OF INVESTMENTS September 30, 1998 (unaudited) continued

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Electronic Data Processing (2.6%)
 185,000    Compaq Computer Corp. .......  $  5,850,625
  30,000    Unisys Corp.*................       682,500
                                           ------------
                                              6,533,125
                                           ------------
            Electronic Production Equipment (0.0%)
  10,000    Semitool, Inc.*..............        57,500
                                           ------------

            Electronics - Semiconductors (0.3%)
  50,000    TranSwitch Corp.*............       731,250
                                           ------------

            Electronics - Semiconductors/
             Components (2.1%)
  70,000    Linear Technology Corp. .....     3,500,000
  60,000    Micron Technology, Inc.*.....     1,826,250
                                           ------------
                                              5,326,250
                                           ------------
            Engineering & Construction (0.3%)
  25,000    Metromedia Fiber Network,
             Inc. (Class A)*.............       812,500
                                           ------------

            Health Care - Drugs (1.5%)
  30,000    Merck & Co., Inc. ...........     3,886,875
                                           ------------

            Internet (7.3%)
 120,000    America Online, Inc.*........    13,349,999
  60,000    Verio, Inc.*.................     1,470,000
  30,000    Yahoo! Inc.*.................     3,883,125
                                           ------------
                                             18,703,124
                                           ------------
            Major Pharmaceuticals (0.3%)
  40,000    Incyte Pharmaceuticals,
             Inc.*.......................       840,000
                                           ------------

            Major U.S. Telecommunications (6.1%)
 100,000    Lucent Technologies, Inc. ...     6,906,250
 130,000    MCI Worldcom, Inc.*..........     6,353,750
 100,000    Omnipoint Corp.*.............       743,750
  60,000    WinStar Communications,
             Inc.*.......................     1,425,000
                                           ------------
                                             15,428,750
                                           ------------
            Office/Plant Automation (0.4%)
 120,000    Manugistics Group, Inc.*.....     1,140,000
                                           ------------

            Oil Related (0.7%)
 100,000    Veritas DGC Inc.*............     1,668,750
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------

            Other Telecommunications (4.2%)
 100,000    COLT Telecom Group PLC (ADR)
             (United Kingdom)*...........  $  3,350,000
 135,000    Hyperion Telecommunications,
             Inc.*.......................       784,688
 110,000    Intermedia Communications,
             Inc.*.......................     2,695,000
 110,000    Premiere Technologies,
             Inc.*.......................       515,625
  70,000    Qwest Communications
             International, Inc.*........     2,178,750
  50,000    RSL Communications, Ltd.
             (Class A)*..................     1,328,125
                                           ------------
                                             10,852,188
                                           ------------
            Precision Instruments (0.5%)
  95,000    Newport Corp. ...............     1,318,125
                                           ------------

            Recreational Products/Toys (2.6%)
 150,000    Electronic Arts, Inc.*.......     6,590,625
                                           ------------

            Semiconductor Capital (0.6%)
  40,000    Uniphase Corp.*..............     1,630,000
                                           ------------

            Semiconductors (5.9%)
  40,000    Broadcom Corp. (Class A)*....     2,830,000
  70,000    Intel Corp. .................     6,002,500
  60,000    Microchip Technology,
             Inc.*.......................     1,305,000
  50,000    PMC-Sierra, Inc. (Canada)*...     1,575,000
 140,000    Vitesse Semiconductor
             Corp.*......................     3,290,000
                                           ------------
                                             15,002,500
                                           ------------
            Services to the Health Industry (0.9%)
  60,000    HBO & Co. ...................     1,732,500
  70,000    Mecon, Inc.*.................       525,000
                                           ------------
                                              2,257,500
                                           ------------
            Telecommunication Equipment (3.0%)
 320,000    Advanced Fibre
             Communications, Inc.*.......     2,180,000
  70,000    ANTEC Corp.*.................     1,076,250
  80,000    Digital Microwave Corp.*.....       240,000
  30,000    General Instrument Corp.*....       648,750
  10,000    Natural Microsystems
             Corp.*......................       103,750
  60,000    Tekelec*.....................       907,500
  90,000    Visual Networks, Inc.*.......     2,430,000
                                           ------------
                                              7,586,250
                                           ------------
            TOTAL COMMON STOCKS
            (Identified Cost
            $223,653,817)................   238,184,419
                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

PORTFOLIO OF INVESTMENTS September 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN
THOUSANDS                                       VALUE
---------------------------------------------------------
            SHORT-TERM INVESTMENT (a) (3.8%)
            U.S. GOVERNMENT AGENCY
 $ 9,600    Federal Home Loan Mortgage
             Corp. 5.38% due 10/01/98
             (Amortized Cost
             $9,600,000).................    $  9,600,000
                                             ------------

TOTAL INVESTMENTS
(Identified Cost $233,253,817) (b).. 96.8%    247,784,419

CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES..............   3.2       8,252,032
                                    -----    ------------

NET ASSETS.......................   100.0%   $256,036,451
                                    =====    ============

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is
     $29,249,674 and the aggregate gross unrealized depreciation is $14,719,072, resulting in net unrealized appreciation of $14,530,602.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $233,253,817).............................  $247,784,419
Cash........................................................       288,450
Receivable for:
    Investments sold........................................    20,444,940
    Shares of beneficial interest sold......................       486,378
    Dividends...............................................        29,175
    Interest................................................         8,725
Deferred organizational expenses............................        77,469
Prepaid expenses and other assets...........................       163,528
                                                              ------------
    TOTAL ASSETS............................................   269,283,084
                                                              ------------
LIABILITIES:
Payable for:
    Investments purchased...................................    12,667,187
    Plan of distribution fee................................       227,063
    Investment management fee...............................       152,674
    Shares of beneficial interest repurchased...............       144,702
Accrued expenses............................................        55,007
                                                              ------------
    TOTAL LIABILITIES.......................................    13,246,633
                                                              ------------
    NET ASSETS..............................................  $256,036,451
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $211,010,978
Net unrealized appreciation.................................    14,530,602
Accumulated net investment loss.............................    (2,028,535)
Accumulated undistributed net realized gain.................    32,523,406
                                                              ------------
    NET ASSETS..............................................  $256,036,451
                                                              ============
CLASS A SHARES:
Net Assets..................................................      $388,125
Shares Outstanding (unlimited authorized, $.01 par value)...        30,744
    NET ASSET VALUE PER SHARE...............................        $12.62
                                                                    ======
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........        $13.32
                                                                    ======
CLASS B SHARES:
Net Assets..................................................  $253,523,720
Shares Outstanding (unlimited authorized, $.01 par value)...    20,270,078
    NET ASSET VALUE PER SHARE...............................        $12.51
                                                                    ======
CLASS C SHARES:
Net Assets..................................................      $947,064
Shares Outstanding (unlimited authorized, $.01 par value)...        75,706
    NET ASSET VALUE PER SHARE...............................        $12.51
                                                                    ======
CLASS D SHARES:
Net Assets..................................................    $1,177,542
Shares Outstanding (unlimited authorized, $.01 par value)...        93,005
    NET ASSET VALUE PER SHARE...............................        $12.66
                                                                    ======

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

STATEMENT OF OPERATIONS
For the six months ended September 30, 1998 (unaudited)

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $    490,117
Dividends (net of $14,037 foreign withholding tax)..........       160,895
                                                              ------------

    TOTAL INCOME............................................       651,012
                                                              ------------

EXPENSES
Plan of distribution fee (Class A shares)...................           371
Plan of distribution fee (Class B shares)...................     1,293,583
Plan of distribution fee (Class C shares)...................         3,498
Investment management fee...................................     1,006,138
Transfer agent fees and expenses............................       235,291
Registration fees...........................................        34,482
Shareholder reports and notices.............................        30,404
Professional fees...........................................        26,287
Custodian fees..............................................        18,626
Organizational expenses.....................................        17,969
Trustees' fees and expenses.................................         6,392
Other.......................................................         6,413
                                                              ------------

    TOTAL EXPENSES..........................................     2,679,454
                                                              ------------

    NET INVESTMENT LOSS.....................................    (2,028,442)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................    34,130,897
Net change in unrealized appreciation.......................   (47,305,127)
                                                              ------------

    NET LOSS................................................   (13,174,230)
                                                              ------------

NET DECREASE................................................  $(15,202,672)
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE SIX        FOR THE YEAR
                                                         MONTHS ENDED           ENDED
                                                      SEPTEMBER 30, 1998   MARCH 31, 1998*
------------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.................................     $ (2,028,442)      $ (3,690,258)
Net realized gain...................................       34,130,897         47,488,489
Net change in unrealized
 appreciation/depreciation..........................      (47,305,127)        61,837,292
                                                         ------------       ------------

    NET INCREASE (DECREASE).........................      (15,202,672)       105,635,523
                                                         ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
GAIN:
Class A shares......................................          (13,614)          --
Class B shares......................................      (13,911,735)          --
Class C shares......................................          (36,815)          --
Class D shares......................................           (2,446)          --
                                                         ------------       ------------

    TOTAL DISTRIBUTIONS.............................      (13,964,610)          --
                                                         ------------       ------------

Net increase (decrease) from transactions in shares
 of beneficial interest.............................       15,901,119        (50,059,140)
                                                         ------------       ------------

    NET INCREASE (DECREASE).........................      (13,266,163)        55,576,383

NET ASSETS:
Beginning of period.................................      269,302,614        213,726,231
                                                         ------------       ------------
    END OF PERIOD
    (Including net investment losses of $2,028,535
    and $93, respectively)..........................     $256,036,451       $269,302,614
                                                         ============       ============

---------------------

* Class A, Class C and Class D shares were issued July, 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Information Fund (the "Fund"), formerly Dean Witter Information Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies which are involved in the communications and information industry. The Fund was organized as a Massachusetts business trust on December 8, 1994 and commenced operations on November 28, 1995. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as, Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1998 (unaudited) continued

purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1998 (unaudited) continued

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $179,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; and 0.725% to the portion of daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1998 (unaudited) continued

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $11,920,908 at September 30, 1998.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1998 (unaudited) continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended September 30, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended September 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $292,215 and $821, respectively and received $7,110 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 1998 aggregated $548,485,733, and $561,788,759, respectively.

For the six months ended September 30, 1998, the Fund incurred brokerage commissions of $29,685 with DWR for portfolio transactions executed on behalf of the Fund. At September 30, 1998, the Fund's receivable for investments sold included unsettled trades with DWR of $481,984.

For the six months ended September 30, 1998, the Fund incurred brokerage commissions of $38,527 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At September 30, 1998, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with Morgan Stanley & Co., Inc. of $2,197,271 and $4,534,000, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $7,800.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1998 (unaudited) continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX                    FOR THE YEAR
                                                                    MONTHS ENDED                        ENDED
                                                                 SEPTEMBER 30, 1998                MARCH 31, 1998*
                                                              -------------------------       -------------------------
                                                                     (unaudited)
                                                                SHARES        AMOUNT            SHARES        AMOUNT
                                                              ----------   ------------       ----------   ------------
CLASS A SHARES
Sold........................................................      15,190   $    204,689           15,349   $    178,877
Reinvestment of distributions...............................         962         12,987               --             --
Redeemed....................................................         (89)        (1,231)            (667)        (8,097)
                                                              ----------   ------------       ----------   ------------
Net increase -- Class A.....................................      16,063        216,445           14,682        170,780
                                                              ----------   ------------       ----------   ------------
CLASS B SHARES
Sold........................................................   4,731,522     64,882,962        3,649,152     42,792,430
Reinvestment of distributions...............................     980,810     13,152,680               --             --
Redeemed....................................................  (4,622,563)   (63,008,217)      (8,387,989)   (94,589,565)
                                                              ----------   ------------       ----------   ------------
Net increase (decrease) -- Class B..........................   1,089,769     15,027,425       (4,738,837)   (51,797,135)
                                                              ----------   ------------       ----------   ------------
CLASS C SHARES
Sold........................................................      70,714        968,500           19,252        242,097
Reinvestment of distributions...............................       2,628         35,238               --             --
Redeemed....................................................     (15,475)      (199,856)          (1,413)       (17,311)
                                                              ----------   ------------       ----------   ------------
Net increase -- Class C.....................................      57,867        803,882           17,839        224,786
                                                              ----------   ------------       ----------   ------------
CLASS D SHARES
Sold........................................................     110,064      1,499,715          104,357      1,342,429
Reinvestment of distributions...............................         168          2,274               --             --
Redeemed....................................................    (121,585)    (1,648,622)              --             --
                                                              ----------   ------------       ----------   ------------
Net increase (decrease) -- Class D..........................     (11,353)      (146,633)         104,357      1,342,429
                                                              ----------   ------------       ----------   ------------
Net increase (decrease) in Fund.............................   1,152,346   $ 15,901,119       (4,601,959)  $(50,059,140)
                                                              ==========   ============       ==========   ============

---------------------
* For Class A, C and D shares, for the period July 28, 1997 (issue date) through March 31, 1998.

6. FEDERAL INCOME TAX STATUS

As of March 31, 1998, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS September 30, 1998 (unaudited) continued

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At September 30, 1998, there were no outstanding forward foreign currency contracts.

MORGAN STANLEY DEAN WITTER INFORMATION FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                  FOR THE SIX               FOR THE YEAR       FOR THE YEAR    NOVEMBER 28, 1995*
                                                  MONTHS ENDED                 ENDED              ENDED             THROUGH
                                              SEPTEMBER 30, 1998++       MARCH 31, 1998**++   MARCH 31, 1997     MARCH 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
                                                  (unaudited)
CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period........          $13.94                    $ 8.94             $10.67             $10.00
                                                      ------                    ------             ------             ------

Net investment loss.........................           (0.10)                    (0.18)             (0.13)             (0.01)

Net realized and unrealized gain (loss).....           (0.61)                     5.18              (1.60)              0.69
                                                      ------                    ------             ------             ------

Total from investment operations............           (0.71)                     5.00              (1.73)              0.68
                                                      ------                    ------             ------             ------

Less dividends and distributions:

 In excess of net investment income.........            --                        --                 --                (0.01)

 From net realized gain.....................           (0.72)                     --                 --                 --
                                                      ------                    ------             ------             ------

Total dividends and distributions...........           (0.72)                     --                 --                (0.01)
                                                      ------                    ------             ------             ------

Net asset value, end of period..............          $12.51                    $13.94             $ 8.94             $10.67
                                                      ======                    ======             ======             ======

TOTAL INVESTMENT RETURN+....................           (5.42)%(1)                56.10 %           (16.31)%             6.77 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................            2.00 %(2)(3)              2.05 %             2.01 %             2.31 %(2)

Net investment loss.........................           (1.51)%(2)(3)             (1.54)%            (1.16)%            (0.51)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....        $253,524                  $267,384           $213,726           $207,321

Portfolio turnover rate.....................             225 %(1)                  218 %              132 %                8 %(1)

---------------------
 *   Commencement of operations.
 ** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

                                                                                      FOR THE PERIOD
                                                                  FOR THE SIX         JULY 28, 1997*
                                                                  MONTHS ENDED           THROUGH
                                                              SEPTEMBER 30, 1998++   MARCH 31, 1998++
-----------------------------------------------------------------------------------------------------
                                                                  (unaudited)

CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................         $14.02               $11.43
                                                                     ------               ------
Net investment loss.........................................          (0.05)               (0.08)
Net realized and unrealized gain (loss).....................          (0.63)                2.67
                                                                     ------               ------
Total from investment operations............................          (0.68)                2.59
                                                                     ------               ------
Less distributions from net realized gain...................          (0.72)                  --
                                                                     ------               ------
Net asset value, end of period..............................         $12.62               $14.02
                                                                     ======               ======
TOTAL INVESTMENT RETURN+....................................          (5.09)%(1)           22.66 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................           1.28 %(2)(3)         1.27 %(2)
Net investment loss.........................................          (0.79)%(2)(3)        (0.93)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................           $388                 $206
Portfolio turnover rate.....................................            225 %(1)             218 %

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................         $13.94               $11.43
                                                                     ------               ------
Net investment loss.........................................          (0.10)               (0.14)
Net realized and unrealized gain (loss).....................          (0.61)                2.65
                                                                     ------               ------
Total from investment operations............................          (0.71)                2.51
                                                                     ------               ------
Less distributions from net realized gain...................          (0.72)                --
                                                                     ------               ------
Net asset value, end of period..............................         $12.51               $13.94
                                                                     ======               ======
TOTAL INVESTMENT RETURN+....................................          (5.42)%(1)           21.96 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................           2.03 %(2)(3)         2.05 %(2)
Net investment loss.........................................          (1.54)%(2)(3)        (1.72)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................           $947                 $249
Portfolio turnover rate.....................................            225 %(1)             218 %

---------------------
 *   The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INFORMATION FUND

                                                                                          FOR THE PERIOD
                                                                  FOR THE SIX             JULY 28, 1997*
                                                                  MONTHS ENDED               THROUGH
                                                              SEPTEMBER 30, 1998++       MARCH 31, 1998++
---------------------------------------------------------------------------------------------------------
                                                                  (unaudited)
CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period........................         $14.03                   $11.43
                                                                     ------                   ------

Net investment loss.........................................          (0.03)                   (0.07)

Net realized and unrealized gain (loss).....................          (0.62)                    2.67
                                                                     ------                   ------

Total from investment operations............................          (0.65)                    2.60
                                                                     ------                   ------

Less distributions from net realized gain...................          (0.72)                    --
                                                                     ------                   ------

Net asset value, end of period..............................         $12.66                   $14.03
                                                                     ======                   ======

TOTAL INVESTMENT RETURN+....................................          (4.94)%(1)               22.75 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................           1.03 %(2)(3)             1.04 %(2)

Net investment loss.........................................          (0.54)%(2)(3)            (0.82)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................         $1,178                   $1,464

Portfolio turnover rate.....................................            225 %(1)                 218 %

---------------------
 *   The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

George Paoletti
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
INFORMATION FUND

[GRAPHIC]

SEMIANNUAL REPORT
SEPTEMBER 30, 1998